                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have issued our report dated August 25, 2000, accompanying the financial statements of Venture Catalyst Incorporated included in its Annual Report on Form 10-KSB for the year ended June 30, 2000. We hereby consent to the incorporation by reference of said report in this Registration Statement of Venture Catalyst Incorporated on Form S-8.


/s/ Grant Thornton, LLP

Irvine, California
February 12, 2001